Asset Under Development	9 Months Ended
Sep. 30, 2021
Extractive Industries [Abstract]
Asset Under Development	ASSET UNDER DEVELOPMENT

(in thousands of $)	September 30, 2021	December 31, 2020
Opening asset under development balance	658,247	434,248
Additions	161,600	283,927
Transfer from vessels and equipment, net	—	77,172
Transfer from other non-current assets	—	16,213
Interest costs capitalized	30,742	34,296
Disposal of LNG Croatia	—	(187,609)
Closing asset under development balance	850,589	658,247

Gimi conversion

In February 2019, we entered into a Lease and Operate Agreement (“LOA”) with BP for the employment of a FLNG unit, the Gimi, after her conversion to an FLNG for a term of 20-years. In April 2019, we completed the sale of 30% of the total issued ordinary share capital of Gimi MS to First FLNG Holdings. In October 2020, we had confirmed a revised project schedule with BP which extended the target connection date by 11 months to 2023. The conversion cost including financing cost is approximately $1.5 billion of which $700 million is funded by the Gimi facility (note 16).

As at September 30, 2021, the estimated timing of the outstanding payments in connection with the Gimi conversion are as follows:

(in thousands of $)
Period ending December 31,
2021 (1)	29,725
2022	379,302
2023	252,182
2024	75,034
736,243
(1) For the three months ending December 31, 2021